                                                                 EXHIBIT 10.11

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

The omitted confidential portions of this agreement are marked by ***.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS





                                DEERE/STANADYNE
                                SUPPLY AGREEMENT

THIS AGREEMENT is entered into by and between Deere & Company acting through Deere Power Systems Group and the John Deere Dubuque Works, located at 18600 S. John Deere Road, Dubuque, IA 52004 (hereinafter referred to as DEERE), and Stanadyne Automotive Corporation, a Delaware Corporation, located at 92 Deerfield Road, Windsor, CT 06095 (hereinafter referred to as STANADYNE).

Whereas, DEERE is a manufacturer of diesel engines;

Whereas, STANADYNE is a manufacturer of diesel fuel injection systems;

Whereas, DEERE desires to purchase rotary diesel fuel injection pumps and Pencil Nozzles (herein after collectively referred to as Product) from STANADYNE;

Whereas, STANADYNE desires to supply Product to DEERE;

Whereas, DEERE and STANADYNE, (herein after together referred to a Parties) wish to define their respective rights and obligations in connection with the purchase and supply of Product;

Now, therefore, in consideration of the premises and mutual terms, covenants, and conditions set forth herein, the Parties agree as follows:


1.       PURCHASE AND SUPPLY OBLIGATIONS
         DEERE shall purchase Product from STANADYNE and STANADYNE shall supply Product to DEERE per the terms of this Agreement and the STANADYNE Proposal, Letter of Intent and Pricing Framework last dated 1 2 November 1996, between STANADYNE and DEERE, attached as Exhibit I and incorporated in and made part of this Agreement.


2.       TERM OF AGREEMENT
         This Agreement is effective from 01 November 96 through 31 October 2001, and all the terms and conditions noted in this Agreement shall become effective and will be implemented commencing 01 November 1996.***



3.       PURCHASE ORDER TERMS AND CONDITIONS
         The terms of this Agreement shall take precedence over and control in the event that any conflicting terms are sent by one party to the other in connection with the purchase and sale of the Products.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS





4.       PRICE AND PRICE MANAGEMENT
         During the term of this Agreement, pricing for Product sold by STANADYNE to DEERE will be administered per the terms defined in the STANADYNE Proposal, Letter of Intent and Pricing Framework last dated 1 2November1996 between STANADYNE and DEERE.

5.       FORECASTS, ORDERS, AND CHANGE ORDERS
         Deere shall provide to STANADYNE on a weekly basis, firm orders for *** weeks and an updated rolling forecast covering *** months. A *** volume forecast will be provided by DEERE at the end of each year, and STANADYNE will notify DEERE should STANADYNE'S capacity not meet DEERE'S forecasted requirements and the Parties will discuss how to achieve DEERE'S requirements. Based on DEERE total schedule firm orders and forecast), STANADYNE agrees that schedule changes that are within ***% for weeks *** through *** and are within ***% for weeks *** through *** of the schedule may be made by DEERE for Products scheduled for delivery more than *** from the date of notification without additional cost or penalty to DEERE for domestic shipments. However, the premium freight charges on foreign shipments due to these schedule changes will be paid by DEERE. Should the accumulated rate of change during the previous *** exceed ***% or a total of ***% in the previous ***, depending on the time period, the Parties will agree to leadtimes required to implement the change and shall determine what cost penalty, if any, will accrue to DEERE.

         Subject to the obligations to purchase it requirements as provided herein, DEERE may cancel or modify any one or more orders placed for Product under this Agreement, in whole or in part, at any time for convenience. If DEERE so cancels or modifies an order for convenience, any claim of STANADYNE for costs incurred shall be settled on the basis of the reasonable costs STANADYNE has incurred up to the date of termination in filling the order for labor and materials which are not usable by STANADYNE in making other goods it manufactures. Materials for which DEERE reimburses STANADYNE become the property of DEERE. Cancellation charges will be paid by DEERE thirty (30) days from date of issuance of the invoice for such costs.

6.       SHIPPING AND DELIVERY
         Product prices include all charges for STANADYNE's customary containers, preparation, labeling, packaging, and loading. This provision shall apply fully to packaging and shipment of service parts.

         The normal lead times that apply to Products sold under this Agreement will be as follows:

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS




         a.      A released current OE production specification: ***.
         b. A new specification made with current production components: ***.
         c. A new product or a new specification incorporating a new product feature:***.

         Both Parties recognize that market conditions will require reducing these lead times during the term of the Agreement.

         Both Parties are committed to reach agreement on Inventory Stocking Program for ***

         If STANADYNE fails to meet agreed upon delivery schedules within normal lead times which are noted above or otherwise agreed to, it will be the responsibility of STANADYNE to cover the premium portion of the freight costs.

         DEERE will pay the cost of premium freight charges due to expedited delivery when requested delivery dates are within the *** firm schedule on existing products, less than agreed to delivery times, and less than the normal lead times noted above to manufacture and ship new Product specifications.

7.       PAYMENT
         Payment terms are Net 30 days from date of invoice.***

8.       QUALITY & RELIABILITY
         STANADYNE agrees to establish and implement action plans for continuous improvement in all categories rated in the DEERE Power Systems Group "Achieving Excellence" program. STANADYNE also agrees to establish and maintain a quality system that is in compliance with "QS-9000" Quality System Requirements".

         Any deviation from Product specifications must have prior approval by DEERE before such deviation is implemented.

         ***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS


         All Products must adhere to mutually agreed to specifications. If delivered Product is found to be defective or does not conform to the agreed to Product Receiving Inspection specifications as determined by STANADYNE, STANADYNE will instruct DEERE to scrap, to make arrangements to reclaim, or return such rejected Product. After disposition of Products, STANADYNE will be responsible for the material, inbound freight, return freight, reclaim and/or scrap charges. All Product rejected by DEERE will be made available for inspection by STANADYNE upon request for a period of no longer than *** business days.

9.       WARRANTY
         The warranty and limitation of liability set forth in Exhibit 11 is incorporated in and made part of this Agreement. Both Parties recognize that changes in legislation and market trends may affect warranty obligations imposed on DEERE upon its resale of engines incorporating the Product. Should such changes occur, the Parties will meet to discuss changes in warranty obligations.

10.      FIELD PROBLEMS
         ***

11.      SERVICE PARTS
         STANADYNE shall maintain sufficient supply capabilities for the purpose of providing DEERE, its sales organization and customers, a reasonable stock of service parts for Products sold under this Agreement ***

         However, if the demand for a particular service part is such that STANADYNE determines that production of such service part should be discontinued, and if no suitable substitute service part is available from STANADYNE, then STANADYNE shall notify DEERE of the impending discontinuance of such service part and offer DEERE a reasonable opportunity to order additional quantities of the affected service part. The obligations under this provision shall not be affected by the termination of this Agreement and shall extend to parts manufactured by STANADYNE to its special design or from tools and dies owned by either party, but shall not extend to parts purchased by STANADYNE from outside sources.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



         ***

         STANADYNE and DEERE agree to continue the service parts direct shipment program to John DEERE Parts Distribution Center (Milan, Illinois).

12. TERMINATION
         If either party fails to perform for any reason, any of its obligations hereunder, the other party shall have the right to terminate this Agreement by giving written notice at least *** days prior to the effective date of such termination, such notice specifying the failure; provided, however, that such notice will be of no effect and termination will not occur if the specified failure is remedied or if a plan to remedy is agreed to prior to the effective date of termination. In the event of Termination, STANADYNE agrees to supply Product to DEERE under the terms of this Agreement until such time as the resourcing process can be completed, provided that DEERE adheres to its obligations under this Agreement without exception.

13. FORCE MAJEURE - DELAYS AND DEFAULTS
         Neither party shall be liable for any delay or default in the performance of this Agreement where such delay or default is due to an "Excusable delay". "Excusable delay" is any delay in making or accepting deliveries which result without fault or negligence on the part of the party involved and which is due to causes beyond its control including, without being limited to, acts of God or the public enemy, any preference, priority or allocation order issued by the government or any other act of the government, act of the other party, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, unusually severe weather, inability to obtain raw materials, and delays of Supplier's sellers due to such causes. STANADYNE is responsible to give written notice to DEERE six (6) months prior to the expiration date of any Labor Contract in order to allow both Parties the time to implement an agreed to plan that would prevent any interruption in the supply of Product in the event a work stoppage were to occur. However, if any such delay shall continue beyond a reasonable time so that the purposes of this Agreement are frustrated, the non-delaying party may at its option terminate this Agreement and/or any issued purchase orders without further liability to the other.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



14. ASSIGNMENT
         This Agreement may not be transferred or assigned, in whole or in part, by either party without written approval by the other party provided, however, that if all or substantially all the business and assets of either party are acquired by another company, then no approval by the other party is required. If all or substantially all of the business and assets of one party are transferred or assigned to another company, such party will assign this Agreement to the transferee and require the transferee to assume all the obligations of such party set forth herein. Any transfer or assignment by either party in violation of this provision shall be considered null and void and of no force or effect, at the option of the other party.

15 . RELATIONSHIP OF THE PARTIES
         Nothing contained in this Agreement and no conduct, communication, trade practice, or course of dealing shall be interpreted or deemed
         (I) to create and partnership, joint venture, agency, association, or syndicate between the Parties, their subsidiaries, or affiliates or
         (ii) to confer on either party any express or implied right, power, or authority to (a) make any representation or statement, (b) incur any obligation or liability, or (C) enter into any understanding, commitment, or agreement on behalf of, or which may bind, the other party.

16. CHOICE OF LAW
         This Agreement shall be governed by the internal laws of the State of Connecticut.

17. SEVERABILITY
         If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or is stricken or materially amended by the action of any competent authority, including but not limited to the government of the United States of America, and such action has become final, such provision will be deemed amended, for such jurisdiction only, to the extent necessary to conform to applicable laws, and in a manner which preserves to the maximum extent possible the original objectives of this Agreement, so as to be valid and enforceable therein without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction.


18. ENTIRE AGREEMENT
         This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes in their entirety and any all written or oral agreements previously existing between the Parties with respect to the subject matter. Any modifications of this Agreement must be in writing and signed by both Parties hereto.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



19. NOTICE
         All notices and demands hereunder shall be in writing and shall be served by personal service or by fax, telex, cable, telegram, or by certified mail at the address or number of the receiving party set forth below:

         (a)     If to STANADYNE, to:
                 Stanadyne Automotive Corp.
                 92 Deerfield Road
                 Windsor, Connecticut 06095

                 Facsimile Number: (860) 683-4582
                 Telephone Number: (860) 525-0821 Ext. 2264

         (b)     If to DEERE, to:
                 John Deere Dubuque Works - Engine Division
                 P. O. Box 538
                 Dubuque, IA 52004-0538

                 Facsimile Number: (319) 589-6088
                 Telephone Number: (319) 589-5021
                 All notices or demands shall be deemed given upon the day sent. Either party may specify a different address or number for notices or demands under this Agreement by written notice sent in accordance with this Section.
20. WAIVER
                 The waiver by either party of any default under this Agreement shall not constitute a waiver of any subsequent default of a similar or different kind. The Parties have signed this Agreement by their authorized representatives, effective on the date first shown above.





STANADYNE AUTOMOTIVE CORP.                     DEERE POWER SYSTEM
                                               GROUP OF DEERE & COMPANY


By: /s/ William W. Kelly                       By: Daniel J. Schmitt

Title: V.P. Engineering & Marketing            Title:Mgr. Strategic Purchasing

Date: 16 Dec 96                                Date: 16 Dec 1996

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS




                               STANADYNE PROPOSAL
                      LETTER OF INTENT & PRICING FRAMEWORK

The following items have been agreed to by Stanadyne and John Deere, and will be the basic framework for a long term agreement covering Fuel System products purchased from Stanadyne. The formal writing of the Agreement will begin immediately and will be completed by 01 December 1996.*** Conditions noted herein shall become effective and will be implemented 01 November 1996, upon signature of this letter.

FUEL INJECTION PUMPS:

                                A. During this Agreement, Deere agrees to purchase*** requirements for OE and associated OES rotary distributor fuel pumps ***, provided Stanadyne's product meets the technical and performance requirements of the application and provided product price conforms with prices defined in this Agreement. The following are exceptions to this purchase requirement:

                                       ***
                                       ***
                                       ***

                                B.     ***

                                C.     ***

                                D.     Pricing, Terms and Conditions for the
                                       DB2 Pump (Base Pump and Features) is
                                       defined by the DB2 Pricing Schedule,
                                       Attachment II dated 28 October 96.

                                E.     Pricing, Terms and Conditions for the
                                       DB4 Pump (Base Pump and Features) is
                                       defined by the DB4 Pricing Schedule,
                                       Attachment lIl dated 28 October 1996.

                                F. *** Stanadyne and Deere agree to form a Joint Value Analysis Team and to provide resources aimed at reducing cost via product design, configuration, and resourcing of components for these features.

                                       Items identified by the Joint Value
                                       Analysis Team as Joint Cost Reduction
                                       opportunities, which require the
                                       aforementioned participant involvement
                                       of Deere and Stanadyne personnel and
                                       expenditures, ***

                                G.     ***

                                H.     ***.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



                                I.    ***

                                J. Stanadyne will present a five-year plan as part of an annual Joint Management Review that will show their Continuous Improvement Goals to reduce cost of pumps and nozzles that John Deere purchases. The progress of attaining the goals established will be reviewed with Deere on an annual basis, but will not be used to change prices paid by Deere for Stanadyne Product.

                                K.    ***

                                L.    Stanadyne and Deere, and subsequent
                                      owners of either company, will be bound
                                      by the terms of the Stanadyne/Deere Long
                                      Term Supply Agreements.


                     Nozzles:

                                A. Deere agrees to purchase*** requirements for OE and OES pencil nozzles requirements from Stanadyne for *** Engines provided Stanadyne's product meets the technical and performance requirements of the application and provided product price conforms to the prices defined in this Agreement.

                                B.    ***

                                C.    ***

                                D.    ***


By signature below, John Deere and Stanadyne agree to the above points becoming the established framework of a long term Agreement covering the business relationship between the companies during the Agreement period.


JOHN DEERE DUBUQUE WORKS                      STANADYNE AUTOMOTIVE CORP.



By: /s/ Daniel J. Schmitt                     By:/s/ William W. Kelly
Daniel J. Schmitt                             William W. Kelly

Title:Mgr. Purchasing - Engineering Div.      Title:VP. Engineering and
                                              Marketing

Date: 11/12/96                                Date:11/8/96

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS




                                                                   Attachment #1


PRICE ADJUSTMENT INDEX

***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



                                                                   ATTACHMENT II
                                                                         28OCT96


                    DB2 PRICING SCHEDULE, TERMS & CONDITIONS
                                      ***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS


                                                                  ATTACHMENT III
                                                                         280CT96


                    DB4 PRICING SCHEDULE, TERMS & CONDITIONS
                                      ***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



                                 Attachment IV


Exchange Rate Proposal:

***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



                                                                    Attachment V

Volume Schedule for Long Term Agreement

***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS




Attachment Va


           ANNUAL VOLUME                   PRICE REDUCTION
               ***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS




                                   Exhibit II



PUBLICATIONS SUPERSEDED                STANADYNE              PAGE NO.  23.0

                                    SERVICE POLICIES         REVISION NO.
SUBJECT                             AND PROCEDURES MANUAL    EFFECTIVE DATE
WARRANTY AND WARRANTY CLAIMS ADMINISTRATION                  SECTION NO. 4.0


JOHN DEERE

                                LIMITED WARRANTY

The Diesel Systems Division of Stanadyne Automotive Corp., warrants to the original end user/purchaser that diesel fuel injection products sold by it to John Deere to be free from defects in material and workmanship according to the SCHEDULE and CONDITIONS stated below.

                                    SCHEDULE
    ***                                ***


                                   CONDITIONS
HOW TO OBTAIN WARRANTY SERVICE:

Original Equipment - John Deere dealer will deliver the product at no charge, with completed Diesel Fuel Injection Equipment Warranty Request and Repair Tag Form No. DF-2148 to an authorized Stanadyne service agency. Some John Deere dealers are authorized to perform warranty repairs and may elect to do so.

Purchased Product - The product will be delivered at purchaser's expense, with information as to use and defect, and with a dated proof of purchase, to the point of purchase. All other Conditions of Warranty are as outlined in Section 4.2.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



PUBLICATIONS SUPERSEDED             STANADYNE                  PAGE NO. 6.0

                                SERVICE POLICIES            REVISION NO.
SUBJECT                      AND PROCEDURES MANUAL          EFFECTIVE DATE
WARRANTY AND WARRANTY CLAIMS ADMINISTRATION                 SECTION NO. 4.0

Standard (Limited) Warranty

STANADYNE'S OBLIGATION

Stanadyne's sole obligation and the purchaser's sole remedy under this warranty is limited to the free-of-charge repair or replacement, at Stanadyne's option, of any product Stanadyne examines and determines to be defective in material or workmanship. A repaired or replacement product will be made available to the customer at the location where it has been repaired or replaced, provided that the customer has, at its expense, removed the defective product from the equipment or vehicle and delivered the defective product to an Authorized Stanadyne Service Dealer.

STANADYNE'S POLICY ON REPAIR OR REPLACEMENT

Repairs will be made using only new or remanufactured parts provided by Stanadyne. Replacement will be made only if the product is not serviceable or if it is damaged beyond economical repair. In such cases, a Stanadyne remanufactured product, if available, will be used as the replacement, unless Stanadyne specifically authorizes the use of a new product. Remanufactured products will meet the original equipment manufacturer's specification.

PURCHASER'S OBLIGATION

The purchaser's obligation is to operate the product under normal conditions in an approved application, which includes proper installation, speed, fuel, lubrication, use, and service. Failure to do so voids this warranty. In order to obtain a remedy under this warranty, the purchaser must notify Stanadyne of the defect within the warranty period. This may be done by:

     delivering the product to an Authorized Stanadyne Service Dealer for the purpose of remedying the defect or sending written notice to Stanadyne specifying the defect and stating that the purchaser intends to seek warranty coverage promptly.

HOW TO OBTAIN WARRANTY SERVICE

Original Equipment - The purchaser will deliver the engine or vehicle or product to the OEM dealer who will in turn deliver the product at no charge, along with a completed OEM request for warranty repair form, to an authorized Stanadyne service agency.

Purchased Product - The product will be delivered at purchaser's expense, with information as to use and defect, and with a dated proof of purchase, to the point of purchase.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



PUBLICATIONS SUPERSEDED            STANADYNE                    PAGE NO.  7.0

                                SERVICE POLICIES                REVISION NO.
SUBJECT                        AND PROCEDURES MANUAL            EFFECTIVE DATE
WARRANTY AND WARRANTY CLAIMS ADMINISTRATION                     SECTION NO. 4.0


4.2 Standard (Limited) Warranty

WHAT IS NOT COVERED UNDER THIS WARRANTY

Products purchased from an unauthorized source.

Warranty service provided by firms not authorized by Stanadyne. Also, such service voids this warranty, and costs associated with such service are not recoverable from Stanadyne.

Products modified or altered in ways not approved by Stanadyne including but not limited to injection pumps with fuel delivery set above Stanadyne specification. Such modifications terminate all Stanadyne warranty obligations.

Costs to diagnose defects and to remove and reinstall products.

Costs of travel to and from an operating site.

Costs resulting from negligence, abuse, misuse, misapplication, tampering, improper installation or removal, accident, use of improper or contaminated fuel, improper storage, and normal wear and tear.

The testing of new pumps in dealer stocks prior to being put into service.

Stanadyne filter elements plugged as a result of normal use and not defective in workmanship or material.

Plugging of Stanadyne hole type nozzles when no manufacturing defect exists

The following pencil nozzle services:

Testing when no manufacturing defect exists.

Cleaning of accumulated carbon from nozzle tips and orifices.

                     Adjustment of injector opening pressure or valve lift,
                              unless failure of the lock screws is due to a defect in workmanship or material (since locknuts are easily tampered with without detection)

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

*PLEASE SEE ATTACHMENT 10.11A FOR DETAILS CONCERNING REDACTED PROVISIONS



PUBLICATIONS SUPERSEDED          STANADYNE                     PAGE NO.  8.0

                               SERVICE POLICIES                REVISION NO.
SUBJECT                      AND PROCEDURES MANUAL             EFFECTIVE DATE
WARRANTY AND WARRANTY CLAIMS ADMINISTRATION                    SECTION NO. 4.0



Standard (Limited) Warranty

WARRANTY LIMITATIONS AND LIMITATIONS OF LIABILITY:

THIS WARRANTY IS IN LIEU OF AND EXCLUDES ALL OTHER WARRANTIES NOT EXPRESSLY SET FOURTH HEREIN, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ANY IMPLIED WARRANTY THAT CANNOT BE DISCLAIMED UNDER APPLICABLE LAWS IS LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. IN NO EVENT SHALL STANADYNE BE LIABLE FOR ANY LOSS OF USE OF THE VEHICLE OR EQUIPMENT, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

This warranty supersedes any condition that may be part of a customer's purchase order.

Some states, provinces and nations do not allow limitations on how long an implied warranty lasts, or the exclusion or limitation of incidental or consequential damages, so the above limitations and exclusions may not apply to you. This Warranty gives you specific legal rights, and you may also have other rights which vary from state to state, province to province, and nation to nation.

No variation of the foregoing is authorized, except in writing by an officer of Stanadvne.

NOTE: A Limited Warranty issued by Stanadyne, either to a specific original equipment manufacturer or to the aftermarket, will take precedence over this Standard (Limited) Warranty.

       Stanadyne Automotive Corp.                 TEL: 203/525-0821
       92 Deerfield Road                          FAX: 203/525-7160 - Parts
       Windsor, CT 06095                          FAX: 203/525-1634 - Service

       Stanadyne Automotive Corp.
       26-30 Avenue des Freres, Lumiere  TEL: 33.1.34.82.24.24
       78190 ZA Trappes, France          FAX: 33.1.30.66 00.87






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                                                             ATTACHMENT 10.11A


                       CONFIDENTIAL TREATMENT REQUEST FOR
                        STANADYNE AUTOMOTIVE CORPORATION
                   CONFIDENTIAL PROVISIONS OF EXHIBIT 10.11:
                      THE DEERE/STANADYNE SUPPLY AGREEMENT




1. Section 2: Date for negotiation for extension of Agreement - (i) the last sentence in the paragraph;


2. Section 5: Details Concerning Possible Capacity Extension - All of the numbers contained in the first paragraph;

3. Section 6: Details Concerning Lead Time -(i)The time frame provisions in sections a, b and c,(ii) the entire fourth paragraph, and (iii) the time provision following the phrase "are within the" in the second line of the sixth and last paragraph of the section;

4. Section 7: Payment Terms - All of the remaining text in the paragraph after the first sentence;

5. Section 8: Quality and Reliability Terms - All of the text constituting the entire the third paragraph and the third and fourth last words of the section;

6. Section 10: Field Problems - All of the text in the paragraph, constituting the entire section;

7. Section 11: Time Provisions and Quality Variations with respect to Service Parts -(i) All of the text following the word "Agreement" in the first paragraph only, (ii) all of the text constituting the entire third paragraph;

8. Section 12: Termination - The time provision in the third line;

9.        Exhibit I: Stanadyne Proposal Letter of Intent & Pricing
          Framework:

          (i) All of the text in the third sentence in the first paragraph;

          Section A -(i) the two words that follow the word "purchase" in the first sentence, (ii)the word that follows the word "their" in the first sentence, (iii) the fourteen words that follow the
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          word "pumps" in the first sentence and (iv) all of the text in sections 1 and 2;

          Section B - All of the text in the section;

          Section C - All of the text in the section;


          Section F - (i) The first twenty-seven words in the first sentence immediately preceeding the word "Stanadyne", and (ii) the four last lines of the section following the word "will" in the second paragraph;

          Section G - All of the text in the section;

          Section H - All of the text in the section;

          Section I - All of the text in the section;

          Section K - All of the text in the section;

          Nozzles: (i) The four words following the word "purchase" in the first sentence of Section A, (ii) the two words following "OE" in the first sentence of Section A,(iii) the seven words following the word "Stanadyne" in the first sentence of Section A,(iv) all of the text in Section B, (v) all of the text in Section C, (vi)all of the text in Section D, including the three bulleted points at the end of the section;

10. Attachment I: Price Adjustment Index - All of the text contained in this attachment;

11. Attachment II: DB2 Pricing Schedule, Terms & Conditions - All of the text contained in this attachment;

12. Attachment III: DB4 Pricing Schedule, Terms & Conditions - All of the text contained in this attachment;

13. Attachment IV: Exchange Rate Proposal - All of the text contained in this attachment;

14. Attachment V: Volume Schedule for Long Term Agreement - All of the text contained in this attachment;

15. Attachment Va: "Annual Volume/Price Reduction" All of the text contained in this attachment;
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16.       Exhibit II: Section 4.3.12 - Warranty Schedule.